UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2011 (September 13, 2011)

Bohai Pharmaceuticals Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53401	98-069745
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Yantai Bohai Pharmaceuticals Group Co. Ltd.
No. 9 Daxin Road, Zhifu District
Yantai, Shandong Province, China 264000

(Address of principal executive offices)

Registrant’s telephone number, including area code: +86(535)-685-7928

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements

On September 13, 2011, the Audit Committee of the Board of Directors (the “Audit Committee”) and the full Board of Directors (the “Board”) of Bohai Pharmaceuticals Group, Inc. (the “Company”), after consultation with Company management and the Company’s previous and current independent registered public accounting firms, Parker Randall CF (H.K.) CPA Limited (“Parker Randall”) and Marcum Bernstein & Pinchuk LLP (“Marcum”), respectively, determined that the following previously filed financial statements of the Company should not be relied upon for the reasons stated herein:

(i)
The Company’s audited consolidated financial statements for the fiscal year ended June 30, 2010 contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, originally filed with the Securities and Exchange Commission (“SEC”) on September 28, 2010;

(ii)
The Company’s unaudited financial statement for the three-month period ended September 30, 2010 contained in the Company’s Quarterly Reports on Form 10-Q, originally filed with the SEC on November 12, 2010;

(iii)
The Company’s unaudited financial statement for the three-month period and six-month period ended December 31, 2010 contained in the Company’s Quarterly Reports on Form 10-Q, originally filed with the SEC on February 14, 2011;

(iv)
The Company’s unaudited financial statement for the three-month period and nine-month period ended March 31, 2011 contained in the Company’s Quarterly Reports on Form 10-Q, originally filed with the SEC on May 16, 2011.

The Company’s voluntary review of the above mentioned filings have led to the conclusion by management, the Audit Committee and the Board that the financial statements in such filings should be restated to be properly recognize certain non-cash deferred tax charges related to the Company’s pharmaceutical formulas as an intangible indefinite asset which the Company did not previously recognize.

After discussion, review and analysis of the accounting literature and the Company's prior disclosures relating to the foregoing matter, the Company has determined that the following adjustments to the aforementioned financial statements are appropriate:

Since 2005, the Company has not amortized its indefinite-lived drug formula for financial reporting purposes in accordance with US GAAP but did amortize these drug formulas for tax purposes, resulting in a difference for financial reporting purposes and tax purposes in the basis of these intangible assets.

Upon a further study by the Company of the deferred tax liability issues, the Company concluded that although the tax effect of such ammortization may be delayed indefinitely, the ability to do so is not a factor in the determination of whether a temporary difference exists. ASC 740-10-55-63 addresses this issue and states that “deferred tax liabilities may not be eliminated or reduced because an entity may be able to delay the settlement of those liabilities by delaying the events that would cause taxable temporary differences to reverse.” Accordingly, the Company has determined that a non-cash deferred tax liability should be recognized.

The Company’s consolidated financial statements as of and for the years ended June 30, 2010 and 2009 are being restated as follows:

Consolidated Statements of Income:

	For the year ended		For the year ended
	June 30, 2010		June 30, 2009
	As previously reported	As restated	As previously reported	As restated
Income before provision for income taxes	$12,461,481	$12,461,481	$9,854,885	$9,854,885
Provision for income taxes	(2,973,289)	(3,404,509)	(1,906,985)	(2,337,479)
Net income	$9,488,192	$9,056,972	$7,947,900	$7,517,406

Comprehensive Income:
Net income	$9,488,192	$9,056,972	$7,947,900	$7,517,406
Unrealized foreign currency translation gain (loss)	135,653	127,477	106,233	99,503
Comprehensive Income:	$9,623,845	$9,184,449	$8,054,133	$7,616,909

Earnings per share – basic	$0.64	$0.62	$0.60	$0.57
Earnings per share – diluted	$0.57	$0.55	$0.60	$0.57

Consolidated Balance Sheets:

	As of June 30, 2010		As of June 30, 2009
	As previously reported	As restated	As previously reported	As restated
Deferred tax liabilities	$-	$2,309,321	$-	$1,869,924
Total liabilities	14,432,532	16,741,852	10,344,546	12,214,470

Accumulated other comprehensive income	626,584	460,577	490,931	333,100
Retained earning	31,921,832	29,778,519	22,433,640	20,721,547
Total shareholders’ equity	$50,084,354	$47,775,034	$33,934,383	$32,064,458

Consolidated Statements of Cash Flows:

	Year Ended		Year Ended
	June 30, 2010		June 30, 2009
	As previously reported	As restated	As previously reported	As restated
Net income	$9,488,192	$9,056,972	$7,947,900	$7,517,406
Deferred tax liabilities	-	431,220	-	430,494
Net cash provided by (used in) operating activities	$13,214,620	$13,214,620	$(1,513,062)	$(1,513,062)

The Company’s restated consolidated financial statements as of and for the nine months ended March 31, 2010 and 2009 are being restated as follows:

Consolidated Statements of Income:

	For the three months ended		For the nine months ended
	March 31, 2010		March 31, 2010
	As previously reported	As restated	As previously reported	As restated
Income before provision for income taxes	$3,727,693	$3,727,693	$9,946,524	$9,946,524
Provision for income taxes	(585,135)	(692,950)	(2,193,931)	(2,517,901)
Net income	$3,142,558	$3,034,743	$7,752,593	$7,428,623

Comprehensive Income:
Net income	$3,142,558	$3,034,743	$7,752,593	$7,428,623
Unrealized foreign currency translation gain (loss)	(157,384)	(159,418)	(108,823)	(114,400)
Comprehensive Income:	$2,985,174	$2,875,325	$7,643,770	$7,314,223

Earnings per share – basic	$0.20	$0.19	$0.48	$0.46
Earnings per share – diluted	$0.16	$0.16	$0.37	$0.35

Consolidated Statements of Income:

	For the three months ended		For the nine months ended
	March 31, 2009		March 31, 2009
	As previously reported	As restated	As previously reported	As restated
Income before provision for income taxes	$2,528,403	$2,528,403	$7,437,907	$7,437,907
Provision for income taxes	(423,569)	(531,193)	(1,224,833)	(1,547,704)
Net income	$2,104,834	$1,997,210	$6,213,074	$5,890,203

Comprehensive Income:
Net income	$2,104,834	$1,997,210	$6,213,074	$5,890,203
Unrealized foreign currency translation gain (loss)	(157,384)	(159,067)	(108,823)	(113,871)
Comprehensive Income:	$1,947,450	$1,838,144	$6,104,251	$5,776,333

Earnings per share – basic	$0.16	$0.15	$0.47	$0.45
Earnings per share – diluted	$0.16	$0.15	$0.47	$0.45

Consolidated Balance Sheets:

	As of		As of
	March 31, 2010		June 30, 2010
	As previously reported	As restated	As previously reported	As restated
Deferred tax liabilities	$-	$2,199,471	$-	$2,309,321
Total liabilities	13,999,091	16,198,562	14,432,532	16,741,853

Accumulated other comprehensive income	382,108	218,145	626,584	460,577
Retained earning	29,402,584	27,367,076	31,921,832	29,778,519
Total shareholders’ equity	$48,164,745	$45,965,274	$50,084,354	$47,775,034

Consolidated Statements of Cash Flows:

	For the nine months ended
	March 31, 2009
	As previously reported	As restated
Net income	$6,213,074	$5,890,203
Deferred income tax provision	-	322,871
Net cash provided by operating activities	$818,523	$818,523

Consolidated Statements of Cash Flows:

	For the nine months ended
	March 31, 2010
	As previously reported	As restated
Net income	$7,752,593	$7,428,623
Deferred income tax provision	-	323,970
Net cash provided by operating activities	$4,144,506	$4,144,506

The Company’s consolidated financial statements as of and for the three months ended September 30, 2009 and 2010 are being restated as follows:

Consolidated Statements of Income:

	For the three months ended
	September 30, 2010
	As previously reported	As restated
Comprehensive Income:
Net income	$3,012,475	3,012,475
Unrealized foreign currency translation gain (loss)	926,468	888,370
Comprehensive Income:	$3,938,943	$3,900,845

	For the three months ended
	September 30, 2009
	As previously reported	As restated
Income before provision for income taxes	$2,477,715	$2,477,715
Provision for income taxes	(555,474)	(663,529)
Net income	$1,922,241	$1,814,186

Comprehensive Income:
Net income	$1,922,241	$1,814,186
Unrealized foreign currency translation gain (loss)	(47,583)	(49,377)
Comprehensive Income:	$1,874,658	$1,764,809

Earnings per share – basic	$0.15	$0.14
Earnings per share – diluted	$0.15	$0.14

Consolidated Balance Sheets:

	For the three months ended			Year Ended
	September 30, 2010			June 30, 2010
	As previously reported		As restated	As previously reported	As restated
Deferred tax liabilities	$		$2,347,418	$-	$2,309,321
Total liabilities		16,433,680	18,781,098	14,432,532	16,741,852

Accumulated other comprehensive income		1,553,052	1,348,947	626,584	460,577
Retained earnings		34,934,307	32,790,994	31,921,832	29,778,519
Total shareholders’ equity		$54,188,414	$51,840,997	$50,084,354	$47,775,034

Consolidated Statement of Cash Flows:

	For the three months ended
	September 30, 2009
	As previously reported	As restated
Net income	$1,922,241	$1,814,186
Deferred income tax provision	-	108,055
Net cash provided by operating activities	$2,640,537	$2,640,537

The Company’s consolidated financial statements as of and for the three and six months ended December 31, 2010 and 2009 are being restated as follows:

Consolidated Statements of Income:

	For the three months ended		For the six months ended
	December 31, 2009		December 31, 2009
	As previously reported	As restated	As previously reported	As restated
Income before provision for income taxes	$4,335,429	$4,335,429	$6,692,616	$6,692,616
Provision for income taxes	(1,057,890)	(1,165,990)	(1,613,261)	(1,829,416)
Net income	$3,277,539	$3,169,439	$5,079,355	$4,863,200

Comprehensive Income:
Net income	$3,277,539	$3,169,439	$5,079,355	$4,863,200
Unrealized foreign currency translation gain (loss)	978	(771)	48,561	45,018
Comprehensive Income:	$3,278,517	$3,168,668	$5,127,916	$4,908,218

Earnings per share – basic	$0.25	$0.24	$0.39	$0.37
Earnings per share – diluted	$0.25	$0.24	$0.39	$0.37

Consolidated Statements of Income:

	For the three months ended		For the six months ended
	December 31, 2010		December 31, 2010
	As previously reported	As restated	As previously reported	As restated
Comprehensive Income:
Net income	$6,540,895	6,540,895	$9,553,370	9,553,370
Unrealized foreign currency translation gain (loss)	803,074	772,435	1,729,542	1,660,804
Comprehensive Income:	$7,343,969	$7,313,330	$11,282,912	$11,214,174

Consolidated Balance Sheets:

	As of			As of
	December 31, 2010			June 30, 2010
	As previously reported		As restated	As previously reported	As restated
Deferred tax liabilities	$		$2,378,058	$-	$2,309,321
Total liabilities		17,187,259	19,565,317	14,432,532	16,741,852

Accumulated other comprehensive income		2,356,126	2,121,381	626,584	460,577
Retained earnings		41,475,202	39,331,889	31,921,832	29,778,519
Total shareholders’ equity		$62,323,011	$59,944,953	$50,084,354	$47,775,034

Consolidated Statement of Cash Flows:

	For the six months ended
	December 31, 2009
	As previously reported	As restated
Net income	$5,079,355	$4,863,200
Deferred income tax provision	-	216,155
Net cash provided by operating activities	$6,648,287	$6,648,287

The Company’s consolidated financial statements as of and for the three and nine months ended March 31, 2011 and 2010 are being restated as follows:

Consolidated Statements of Income:

	For the three months ended		For the nine months ended
	March 31, 2010		March 31, 2010
	As previously reported	As restated	As previously reported	As restated
Income before provision for income taxes	$3,727,693	$3,727,693	$9,946,524	$9,946,524
Provision for income taxes	(585,135)	(692,950)	(2,193,931)	(2,517,901)
Net income	$3,142,558	$3,034,743	$7,752,593	$7,428,623

Comprehensive Income:
Net income	$3,142,558	$3,034,743	$7,752,593	$7,428,623
Unrealized foreign currency translation gain (loss)	(157,384)	(159,418)	(108,823)	(114,400)
Comprehensive Income:	$2,985,174	$2,875,325	$7,643,770	$7,314,223

Earnings per share – basic	$0.20	$0.19	$0.48	$0.46
Earnings per share – diluted	$0.16	$0.16	$0.37	$0.35

Consolidated Statements of Income:

	For the three months ended		For the nine months ended
	March 31, 2011		March 31, 2011
	As previously reported	As restated	As previously reported	As restated
Comprehensive Income:
Net income	$2,685,346	$2,685,346	$12,238,716	$12,238,716
Unrealized foreign currency translation gain (loss)	415,307	400,224	2,144,849	2,061,028
Comprehensive Income:	$3,100,653	$3,085,570	$14,383,565	$14,299,744

Consolidated Balance Sheets:

	As of March 31, 2011		As of June 30, 2010
	As previously reported	As restated	As previously reported	As restated
Deferred tax liabilities	$-	$2,393,151	$-	$2,309,321
Total liabilities	10,978,652	13,371,803	14,432,532	16,741,852

Accumulated other comprehensive income	2,771,443	2,521,605	626,584	460,577
Retained earnings	44,160,548	42,017,235	31,921,832	29,778,519
Total shareholders’ equity	$67,472,050	$65,078,899	$50,084,354	$47,775,034

Consolidated Statements of Cash Flows:

	For the nine months ended
	March 31, 2010
	As previously reported	As restated
Net income	$7,752,593	$7,428,623
Deferred income tax provision	-	323,970
Net cash provided by operating activities	$4,144,506	$4,144,506

The Company will, as soon as is practicable, make these adjustments by filing with the SEC amendments to the above referenced reports which, in each case, will include restated consolidated financial statements and notes thereto, and other appropriate revisions to reflect the foregoing.

The Company’s management, Audit Committee and Board are assessing the effect of the pending restatements on its internal control over financial reporting and its disclosure controls and procedures and will not reach a final conclusion until completion of the restatement process.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 14, 2011	Bohai Pharmaceuticals Group, Inc.

	By:	/s/ Gene Hsiao
Name: Gene Hsiao
Title: Chief Financial Officer